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                                                                    Exhibit 99.7




                     CALIFORNIA BLUE CROSS LICENSE ADDENDUM


     This License Agreement Addendum ("this Addendum") has been executed by the Blue Cross and Blue Shield Association ("BCBSA") and WellPoint Health Networks Inc. ("WellPoint") as of May 17, 1996 (the "date hereof"). Capitalized terms not otherwise defined herein shall have the meanings given them in Article VII of WellPoint's Articles of Incorporation.

     Whereas: It is fundamental to the integrity of the Blue Cross and Blue Shield names and marks that each Primary Licensee remain independent of any control or influence by any particular economic interest or other special interest which might impair its ability to: (1) exercise independent judgment as to the programs which will best meet the needs of the communities in the state or area for which it is responsible, and (2) function as an integral part of the Blue Cross and Blue Shield national system of health benefits.

     Whereas: Blue Cross of California has previously been authorized to provide (through itself and its subsidiaries) health care plans and related services in California under the "Blue Cross" name and under various related marks.

     Whereas: Blue Cross of California has entered into an Amended and Restated Recapitalization Agreement and various interrelated agreements (herein collectively called the "Reorganization Agreements") which provide among other things for (i) the conversion of Blue Cross of California from a nonprofit public benefit corporation into a for-profit business stock corporation, (ii) the merger into the corporation cited in clause (i) of its majority owned subsidiary which prior to such merger had the name "WellPoint Health Networks Inc." and (iii) the change of the name of the corporation cited in clause (i) from "Blue Cross of California" to "WellPoint Health Networks Inc." The term "WellPoint" as used in this Addendum refers to the corporation cited in clause
(i) of the preceding sentence and as applied as of times prior to the changes contemplated by the preceding sentence shall refer to the nonprofit public benefit corporation then named "Blue Cross of California" and as applied as of times after such changes shall be deemed to refer to the for-profit business stock corporation named "WellPoint Health Networks Inc." as constituted after giving effect to such changes and to its successors. WellPoint has executed this Addendum effective upon consummation of the conversion, merger, and name change contemplated by the first sentence of this paragraph and other actions contemplated by the Reorganization Agreements (which are collectively called the "Reorganization").

     Whereas: As part of the Reorganization, WellPoint has issued shares of its common stock to Western Health Partnerships (which is a California nonprofit public benefit corporation and is herein called the "Health Foundation"). Those common shares carry voting power significantly in excess of the amount which BCBSA's Primary License Agreement allows to be concentrated in the hands of any single shareholder of a member organization.
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     Whereas: Certain Basic Protections identified in Section 3.5 of this
Addendum have been put in place to mitigate the risks and disadvantages of the concentration in voting power over WellPoint which result from the Reorganization.

     Whereas: WellPoint has requested that notwithstanding the concentration in its ownership resulting from the Reorganization, BCBSA issue a Primary Blue Cross License to WellPoint and a Controlled Affiliate License in favor of CaliforniaCare Health Plans. The parties have executed this Addendum to identify the conditions subject to which the Primary Blue Cross License has been granted in response to these circumstances.


THE PARTIES AGREE AS FOLLOWS:

1. Waiver. BCBSA hereby agrees that the ownership of WellPoint shares by the Health Foundation in excess of the number permitted by the Primary Blue Cross License will not be deemed to provide grounds for termination of the Primary Blue Cross License so long as the conditions specified in Part 2 of this Addendum are satisfied. In order to obtain the waiver in the preceding sentence, WellPoint agrees that its right to hold and utilize the Primary Blue Cross License will at all times be subject to the conditions in Part 2 of this Addendum and hereby covenants not to take or allow any action which could provide grounds for termination of the Primary Blue Cross License.

2.   Automatic Termination.

     2.1 Except as otherwise expressly provided in this Part 2, WellPoint's Primary Blue Cross License shall automatically terminate effective at the end of the Applicable Interval following the occurrence of any of the following events:

     (a) Any of the provisions in Article VII of WellPoint's Articles or any of the other Basic Protections identified in Section 3.5 shall expire or be amended (other than to extend its term), eliminated or otherwise impaired or any person shall be permitted, by the ruling of any court or otherwise, to take any action contrary to the terms of any of the Basic Protections without the written consent of BCBSA.

     (b) Any VA Shares (identified as prescribed in Section 3.8) shall not be voted as prescribed by the terms of the Voting Agreement identified in
          Section 3.5(b)(3).

     (c) At any time before the fifth anniversary of the date hereof, the Health Foundation's Board does not contain at least a majority of directors who served as directors of Blue Cross of California prior to the date hereof.




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     (d)  The Health Foundation is not independent of all state governmental authority over its affairs including any authority over the composition and membership of its Board of Directors, other than customary regulatory powers exercised by the State Attorney General over similar situated entities and other than in accordance with WellPoint's Undertakings to the California Department of Corporations dated March 5, 1996 as provided to BCBSA prior to the date hereof.

     (e) The Health Foundation Beneficially Owns WellPoint shares not on deposit in the Voting Trust identified in Section 3.5(b)(4) representing:

          (1) 50% or more of the voting power at any time between the date hereof and the third anniversary of the date hereof; or

          (2) 20% or more of the voting power at any time from and including the third anniversary of the date hereof to but not including the fifth anniversary of the date hereof or

          (3) 5% or more of the voting power at any time on or after the fifth anniversary of the date hereof.

     (f) Any person other than the Health Foundation shall Beneficially Own WellPoint shares representing more than 5% of the voting power in WellPoint except that no automatic termination shall result by reason of any person's Beneficial Ownership exceeding that 5% limit if prior to the end of the Applicable Interval arising from such Beneficial Ownership (i) such person shall cease to Beneficially Own WellPoint shares representing more than 5% of the voting power in WellPoint and
          (ii) none of the WellPoint shares Beneficially Owned in excess of the 5% voting power limit shall be voted while they are so Beneficially Owned.

     (g) Any shares on deposit in the Voting Trust identified in Section 3.5(b)(4) shall not be voted in accordance with the terms of the Voting Trust Agreement identified in Section 3.5(b)(4).

     (h) Any shares known by WellPoint to be Excess Shares shall not be voted in accordance with the terms in Section 9 of Article VII of WellPoint's Articles as constituted immediately after the Reorganization.

     (i) Less than a majority of the positions on the WellPoint Board shall be held by Independent Directors.

     (j) WellPoint shall fail to comply with the requirements of Part 4 of this Addendum.


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     2.2  Applicable Interval.

     (a) The "Applicable Interval" with respect to any event specified in clause (d) or (j) of Section 2.1 shall begin upon the occurrence of that event and shall end on the 40th day after WellPoint shall first learn of such event.

     (b) The "Applicable Interval" with respect to any event specified in clause (f) of Section 2.1 shall begin upon the occurrence of that event and shall end on the 90th day after WellPoint shall first learn of such event.

     (c) The "Applicable Interval" with respect to any event specified in any other clause of Section 2.1 shall begin upon the occurrence of that event and shall end on the 10th day after WellPoint shall first learn of such event.

     2.3 Waiver. WellPoint shall have the right to request any time prior to the expiration of the Applicable Interval that any termination which would otherwise be caused by the occurrence of any event listed in Section 2.1 be waived. Once such request has been made by WellPoint to BCBSA, the Primary Blue Cross License and by any Controlled Affiliate License shall be deemed to remain in full force and effect until a determination has been made by BCBSA. Such determination shall be made by BCBSA's disinterested member plans and any requested waiver shall be deemed to have been denied unless it shall be approved at the meeting called to consider such waiver by the affirmative vote of a majority of the disinterested BCBSA member plans and a majority of the then current weighted vote of the disinterested BCBSA member plans. Any such waiver may be conditioned upon such additional requirements (including but not limited to requirements imposing new independent grounds for termination of the Primary Blue Cross License) as shall be approved by WellPoint and by such vote by the disinterested BCBSA member plans.

     2.4 Notice. WellPoint shall notify BCBSA in writing immediately after WellPoint learns of (i) the occurrence of any event specified in Section 2.1 or
(ii) any development or state of facts which it is reasonably possible will lead to the occurrence of any event specified in Section 2.1.

     2.5 Delaware Reincorporation. If, as and when there shall be any reincorporation of WellPoint in Delaware in the sole discretion of WellPoint and after any appropriate WellPoint shareholders action, any such reincorporation shall not cause an automatic termination of the Primary Blue Cross License provided that: (i) BCBSA shall conclude that the terms in the Certificate of Incorporation and Bylaws of WellPoint's Delaware successor and in any agreement which shall succeed to the Voting Trust Agreement and the Voting Agreement are identical in all material respects to the original terms in the Basic Protections; (ii) the Health Foundation shall affirm in a manner reasonably satisfactory to BCBSA that any such reincorporation will not impair its obligations with respect to any of the Basic Protections; and (iii) WellPoint shall certify to BCBSA that



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WellPoint has no reason to believe that such reincorporation will weaken or impair the enforceability of any of the Basic Protections and shall supply BCBSA with such substantiation for such conclusion as BCBSA shall reasonably require.

     2.6 No Implied Exemption for Other Changes. The references in the definitions of "WellPoint's Articles", "WellPoint's Bylaws", "Voting Agreement" and "Voting Trust Agreement" to possible future amendments thereto or to instruments which may supersede such original instruments in the future shall not be deemed to exempt any amendment or replacement of any such instrument from the operation of Section 2.1 and any such replacement shall be deemed to cause an automatic termination at the end of the Applicable Interval if it changes or impacts any of the terms of the Basic Protections in a manner which causes such termination under the terms in Section 2.1.

3. Definitions. The following terms shall have the following meanings as used herein:

     3.1 Primary Blue Cross License. The term "Primary Blue Cross License" means the license to use the Blue Cross name and all other rights granted under or by reason of the Blue Cross License Agreement dated the date hereof between BCBSA and WellPoint and under any amendments or supplements to, or restatements or replacements of, that Agreement. The Primary Blue Cross License shall at all times be subject to this Addendum and in the event of any conflict between the Primary Blue Cross License and this Addendum, this Addendum shall control. In the event the Primary Blue Cross License shall terminate, such termination shall have the effect of terminating the right of any WellPoint subsidiary to use the Blue Cross name and all other names or rights licensed from BCBSA.

     3.2 Voting Power. The WellPoint shares Beneficially Owned by any particular person shall be deemed to represent a percentage of the voting power equal to the percentage of all votes which could be cast in any election of any WellPoint director which could be accounted for by the shares Beneficially Owned by that particular person. If in connection with an election for any particular position on the WellPoint Board, shares in different classes or series are entitled to be voted together for purposes of such election, then in determining the number of "all votes which could be cast" in the election for that particular position for purposes of the preceding sentence, the number shall be equal to the number of votes which would be cast in the election for that particular position if all shares entitled to be voted in such election (regardless of series or class) were in fact voted in such election. If WellPoint shall issue any series or class of shares for which positions on the Board are reserved or shall otherwise issue shares which have voting rights which can arise or vary based upon terms governing that class or series, then the percentage of the voting power represented by the WellPoint shares Beneficially Owned by any particular person shall be the highest percentage of the total votes which could be accounted for by those shares in any election of any director.




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     3.3  WellPoint Share. The term "WellPoint share" designates and includes a share of common stock and a share (or other basic unit) of any class or series of any other voting security which WellPoint may at any time issue or be authorized to issue.

     3.4  Beneficial Ownership:

     (a) Except as otherwise provided in Section 3.4(b), any particular person shall be deemed to Beneficially Own and to be the Beneficial Owner of:

          (1) Any WellPoint share in which such person shall then have a direct or indirect beneficial ownership interest;

          (2) Any WellPoint share in which such person shall have the right to acquire any direct or indirect beneficial ownership interest pursuant to any option or other agreement (either immediately or after the passage of time or the occurrence of any contingency);

          (3) Any WellPoint share which such person shall have the right to vote;

          (4)  Any WellPoint share (i) which constitutes an "Excess Share" under
               Article VII of WellPoint's Charter or any successor to such provision and (ii) of which such person is the "Purported Owner" under such Article VII (or has an equivalent position under any such successor provision);

          (5) Any WellPoint share in which such person shall hold any other interest which would count in determining whether such person would be required to file a Schedule 13D; and

          (6) Any WellPoint share which shall be Beneficially Owned (under the concepts provided in the preceding clauses) by any affiliate or associate of the particular person or by any other person with whom the particular person or any such affiliate or associate has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or other than that certain Registration Rights Agreement between WellPoint and the Health Foundation entered into on or prior to the consummation of the Reorganization) relating to the acquisition, holding, voting or disposing of any WellPoint shares. For purposes of this Addendum, the terms "affiliate" and "associate" have the same meanings they have under Rule 12b-2 under the Exchange Act as such Rule is constituted and interpreted on the date hereof.




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     (b)  Exceptions:

          (1) A person shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of any particular WellPoint shares by reason of possessing the right to vote if (i) such right arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act, and (ii) such person is not the Purported Owner of any Excess Shares (as those terms are used in Article VII of WellPoint's Articles), is not named as holding a beneficial ownership interest in any WellPoint shares in any filing on Schedule 13D, and is not an affiliate or associate of any such Purported Owner or named person.

          (2) A member of a national securities exchange or a registered depository shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of any particular WellPoint shares held directly or indirectly by it on behalf of another person (and not for its own account) solely because such member or depository is the record holder of such WellPoint shares, and (in the case of such member) pursuant to the rules of such exchange, such member may direct the vote of those WellPoint shares without instruction on matters which are uncontested and do not affect substantially the rights or the privileges of the holders of the shares to be voted, but is precluded by the rules of such exchange from voting those particular WellPoint shares without instruction on either contested matters or matters that may affect substantially the rights or the privileges of the holders of the WellPoint shares to be voted.

          (3) A person who in the ordinary course of business is a pledgee of WellPoint shares under a written pledge agreement shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of those pledged WellPoint shares solely by reason of such pledge until the pledgee has taken all formal steps which are necessary to declare a default or has otherwise acquired the power to vote or to direct the vote of such pledged WellPoint shares, provided that:

               (A) The pledge agreement is bona fide and was not entered into with the purpose nor with the effect of changing or influencing the control of WellPoint, nor in connection with any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as constituted on the date hereof; and




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               (B)  The pledge agreement does not grant to the pledgee the right to vote or to direct the vote of such pledged WellPoint shares prior to the time the pledgee has taken all formal steps which are necessary to declare a default.

          (4) A person engaged in business as an underwriter or a placement agent for securities who enters into an agreement to acquire or acquires any particular WellPoint shares solely by reason of its participation in good faith and in the ordinary course of its business in the capacity of underwriter or placement agent in any underwriting or agent representation registered under the Securities Act of 1933, as amended and as constituted on the date hereof (the "Securities Act"), a bona fide private placement, a resale under Rule 144A promulgated under the Securities Act or in any foreign or other offering exempt from the registration requirements under the Securities Act shall not be deemed to "Beneficially Own" or have "Beneficial Ownership" of those particular WellPoint shares until the expiration of forty (40) days after the date of such acquisition so long as (i) such person does not vote such WellPoint shares during such period and
               (ii) such participation is not with the purpose or with the effect of changing or influencing control of WellPoint, nor in connection with or facilitating any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as such Rule is constituted on the date hereof.

          (5) If WellPoint shall sell shares in a transaction not involving any public offering, then each purchaser in such offering shall be deemed to obtain Beneficial Ownership in such offering of the shares purchased by such purchaser but no particular purchaser shall be deemed to have acquired Beneficial Ownership in such offering of shares purchased by any other purchaser solely by reason of the fact that all such purchasers are parties to customary agreements relating to the purchase of equity securities directly from WellPoint in a transaction not involving a public offering, provided that:

               (A) All the purchasers are persons specified in Rule 13d-1(b)(1)(ii) promulgated under the Exchange Act as such Rule is constituted on the date hereof;

               (B) The purchase is in the ordinary course of each purchaser's business and not with the purpose nor with the effect of changing or influencing control of WellPoint, nor in connection with or as a participant in any transaction having such purpose or effect, including




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                    any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act as such Rule is constituted on the date hereof;

               (C) There is no agreement among or between any purchasers to act together with respect to WellPoint or any WellPoint shares except for the purpose of facilitating the specific purchase involved; and

               (D) The only actions among or between any purchasers with respect to WellPoint or its securities subsequent to the closing date of the nonpublic offering are those which are necessary to conclude ministerial matters directly related to the completion of the offer or sale of the WellPoint shares sold in such offering.

     3.5  Basic Protections:

     (a) The term "Basic Protections" designates and includes the following provisions in WellPoint's Articles: Section 1 of Article IV; all provisions in Article VII and Article IX; and the provision in Article XI which requires the affirmative vote of at least 75% of each class of WellPoint shares, represented and voting at a duly held meeting at which a quorum is present, voting by class to amend any of the provisions cited in this Sentence or to amend Sections 2, 6, 7 or 9 in
          Article IV of WellPoint's Articles. (The term "WellPoint's Articles" as used in this Addendum means WellPoint's Amended and Restated Articles of Incorporation as in effect from time to time after the Reorganization. In the event WellPoint's Articles shall be replaced by another governing instrument as a result of a reincorporation of WellPoint in Delaware, a merger, a reorganization or other similar event, if any, then the term "WellPoint's Articles" shall thereafter refer to such other governing instrument and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in such subsequent instrument.)

     (b) Until the Diversity Goal (identified in Section 3.6) is achieved, the term "Basic Protections" also means:

          (1)  Sections 2, 6, 7, and 9 in Article IV in WellPoint's Articles.

          (2) The following provisions in WellPoint's Bylaws: Sections 2 and 3 of Article III; and Section 2 of Article IV. (The term "WellPoint's Bylaws" as used in this Addendum means WellPoint's Bylaws as in effect from time to time after the Reorganization. In the event WellPoint's Bylaws shall be replaced by another governing instrument as a result of a reincorporation of WellPoint in Delaware, a merger, a reorganization or other similar event, if any, then the



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               term "WellPoint's Bylaws" shall thereafter refer to such other governing instrument and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in such subsequent instrument.)

          (3) The Voting Agreement. (The term "Voting Agreement" whenever it is used in this Addendum means the Voting Agreement dated the date hereof between WellPoint and the Health Foundation as in effect from time to time after the Reorganization. In the event the Voting Agreement shall be replaced by another agreement as a result of a reincorporation of WellPoint in Delaware, a merger, a reorganization or other similar event, if any, then the term "Voting Agreement" shall thereafter refer to that replacement agreement and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in that replacement agreement.)

          (4) The Voting Trust Agreement. (The term "Voting Trust Agreement" whenever it is used in this Addendum means the Voting Trust Agreement dated the date hereof between WellPoint, the Health Foundation and Wilmington Trust Company as in effect from time to time after the Reorganization. In the event the Voting Trust Agreement shall be replaced by another agreement as a result of a reincorporation of WellPoint in Delaware, a merger, a reorganization or other similar event, if any, then the term "Voting Trust Agreement" shall thereafter refer to that replacement agreement and the citations and terms used in this agreement shall be deemed adjusted to refer to the appropriate provisions in that replacement agreement. The term "Voting Trust" whenever it is used in this Addendum means the voting trust governed by the Voting Trust Agreement.)

          (5) Section 12 of the Registration Rights Agreement between WellPoint and the Health Foundation.

     3.6 Diversity Goal. The Health Foundation's Diversity Goal shall be deemed to be achieved when the Foundation shall Beneficially Own WellPoint shares representing less than 5% of the voting power.

     3.7 Independent Director. Any particular individual shall be deemed to be a "Independent Director" if (but not unless) such individual

     (a) either was a director of WellPoint immediately after the Reorganization or was elected to the Board after the Reorganization with the approval of two thirds of the directors then in office who then constituted Independent Directors



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                                       and

     (b) does not Beneficially Own WellPoint shares which represent more than 5% of the voting power,

                                       and

     (c) was not nominated by a person who Beneficially Owns WellPoint shares representing more than 5% of the voting power and, prior to such individual's election, did not have any agreement, arrangement or understanding with any such Beneficial Owner with respect to any action to be taken by such individual as a director.

     3.8 VA Shares. All WellPoint Shares which shall be Beneficially Owned by the Health Foundation at any particular time shall be deemed to be "VA Shares" except that (i) WellPoint Shares which are held in the voting trust created by the Voting Trust Agreement and are voted as required by the terms of the Voting Trust Agreement shall not be deemed VA Shares so long as they are so held and voted and (ii) the Health Foundation shall be entitled to Beneficially Own at any particular time WellPoint shares representing up to 5% of the voting power free of (and without being subject in any way to) the voting requirements in either the Voting Trust Agreement or the Voting Agreement and none of the WellPoint shares Beneficially Owned by the Health Foundation at or below this 5% limit shall be deemed VA Shares. Without limiting by implication the generality of the preceding sentence, so long as the only Capital Stock outstanding is Common Stock, any share of Common Stock which shall be Beneficially Owned by the Health Foundation at any particular time in excess of 5% of the number of Shares of Common Stock then outstanding shall be deemed a VA Share unless at that particular time it is on deposit in the voting trust created by the Voting Trust Agreement and is required to be voted in accordance with the terms of the Voting Trust Agreement.

     3.9 Exchange Act. The term "Exchange Act" means the Securities Exchange Act of 1934 as amended or supplemented at the time as of which the term shall be applied and any other federal law which BCBSA shall reasonably judge to have replaced or supplemented the coverage of the Securities Exchange Act of 1934 as in effect on the date hereof.

     3.10 Schedule 13D. The term "Schedule 13D" means a report on Schedule 13D under Regulation 13D under the Exchange Act as constituted on the date hereof and any report which may be required in the future under any requirement which BCBSA shall reasonably judge to have any of the purposes served by Schedule 13D on the date hereof.

4.   Commitment to Use Blue Cross Marks.

     4.1 WellPoint covenants that all Relevant Businesses conducted in the State of California by WellPoint or any of its affiliates will be conducted after the date hereof under the name "Blue


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Cross of California" and will be conducted utilizing the Blue Cross name and marks in identifying such business. The term "Relevant Businesses" means all health care benefits businesses which were conducted on February 13, 1996 by Blue Cross of California or its CaliforniaCare subsidiary ("CaliforniaCare") and the businesses in California which may develop or evolve in the future from those businesses. The term "Relevant Businesses" shall not include (except as provided in Section 4.2) the business acquired by WellPoint from Massachusetts Mutual Life Insurance Company on March 31, 1996 (the "MassMutual Businesses") and shall not include the workers' compensation business conducted by WellPoint's subsidiary UniCARE Insurance Company.

     4.2 The MassMutual Business comprised of accounts with California headquarters ("California Accounts") shall be transitioned to being offered by WellPoint, CaliforniaCare or WellPoint Life Insurance Company within five years after the date hereof and after such transition shall use the Blue Cross name and marks to the extent required by this Part 4 for businesses operated by those companies. No new California Accounts shall become part of the MassMutual Business after the date hereof but rather all new accounts with California headquarters arising after the date hereof shall be offered by WellPoint, CaliforniaCare, or WellPoint Life Insurance Company and shall use the Blue Cross name and marks to the extent required by this Part 4 for businesses operated by those companies.

     4.3 Within six (6) months of the date hereof and continuously thereafter, WellPoint Life Insurance Company shall change its name to BC Life and Health Insurance Company or another similar name acceptable to the California Department of Insurance, shall apply to the BCBSA for a controlled affiliate license, shall meet all qualifications for such controlled affiliate license and shall utilize the Blue Cross of California name and Blue Cross marks in marketing materials, shall identify its products in marketing materials as being brought to its subscribers by "Blue Cross of California" and shall identify itself in marketing materials as an affiliate of the Blue Cross of California.

     4.4 Transfers of businesses from WellPoint or CaliforniaCare to WellPoint Life Insurance Company after that company becomes a controlled affiliate licensee of BCBSA (the "Transferred Businesses") shall not violate this Part 4 if, during the five years following the date hereof, the Transferred Businesses do not comprise in excess of 50% of the Relevant Businesses, based on relative annual premium revenues, and such Transferred Businesses are marketed under the Blue Cross of California name and Blue Cross marks as required by Section 4.3.

     4.5 The covenants in this Part 4 are in addition to and distinct from WellPoint's obligations under the Primary Blue Cross License. For purposes of this Part 4 only, the term "affiliate" does not include the Health Foundation.

5. No Other Waiver. Nothing herein shall constitute a waiver of BCBSA's rights to terminate the Primary Blue Cross License for any reason allowed under the Primary Blue Cross License other than the reason expressly waived in Part 1 of this Addendum. All agreements, understandings or


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other circumstances which were made or arose prior to the date hereof granting
WellPoint or any of its subsidiaries or predecessors licenses or rights in the Blue Cross name or other rights licensed by BCBSA are hereby terminated effective as of the date hereof, and neither WellPoint nor any of its affiliates shall have any rights under or by reason of such earlier agreements, understandings or other circumstances. The rights of WellPoint and its subsidiaries to use the Blue Cross name and other rights licensed by BCBSA shall instead by derived from the date hereof exclusively from the Primary Blue Cross License and related agreements granted on or after the date hereof.

6.   Miscellaneous

     6.1 WellPoint shall not assign its rights or obligations under this Addendum to any other person without the prior written consent of BCBSA. BCBSA shall have the right to assign its rights under this Addendum to any corporation or other entity which shall assume any of its responsibility for the Blue Cross name or other rights licensed under the Primary License Agreement. This Addendum and the provisions hereof shall be binding upon each of the parties, and their successors and assigns, and shall inure to the benefit of each party's successors and permitted assignees.

     6.2 Any term or provision of this Addendum may be amended, and the observance of any term of this Addendum may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. Without limiting by implication the generality of the preceding sentence, every time any event listed in Section 2.1 shall occur, it shall constitute a separate and self-sufficient cause for automatic termination of the Primary Blue Cross License regardless of whether any prior occurrence of such event or any other event shall have been waived absolutely or conditionally. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     6.3 Each of the parties acknowledges that the other party will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to either party to this Addendum in connection with any such violation or prospective violation, such party shall have the right to enforce such covenant by specific performance, by injunctive relief or by any other means available to such party at law or in equity.

     6.4 WellPoint warrants to BCBSA that: (i) WellPoint has provided BCBSA with complete and accurate copies of WellPoint's Articles, WellPoint's Bylaws, the Voting Agreement, the Voting Trust Agreement and the Registration Rights Agreement as constituted immediately after the Reorganization; (ii) the Health Foundation has executed the Voting Agreement, the Voting Trust Agreement, and the Registration Rights Agreement; and (iii) the Health Foundation has deposited a sufficient number of WellPoint shares into the voting trust created by the Voting Trust Agreement so that the number of WellPoint shares Beneficially Owned by the Heath Foundation outside such


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
Voting Trust do not represent more than 50% of all WellPoint shares outstanding immediately after the Reorganization; and (iv) no person other than the Health Foundation Beneficially Owns WellPoint shares representing more than 5% of the voting power.

     6.5 The internal laws of the State of Illinois (irrespective of its choice of law principles) shall govern all issues concerning the validity of this Addendum, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties.




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         Each of the parties has executed this Addendum to evidence its agreement to be bound by all of its terms.


                                   BLUE CROSS AND BLUE SHIELD ASSOCIATION



                                   BY: /s/
                                       -------------------------------------
                                       NAME:
                                       TITLE: President and CEO




                                   WELLPOINT HEALTH NETWORKS INC.



                                   BY: /s/ Leonard D. Schaeffer
                                       --------------------------------------
                                       NAME: Leonard D. Schaeffer
                                       TITLE: Chairman and CEO




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